SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2002
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                                             Sandy Spring Bancorp, Inc.
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                             (Exact name of registrant as specified in its charter)


              Maryland                                  0-19065                             52-1532952
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(State or other jurisdiction                       (Commission file                        (IRS Employer
of incorporation)                                       number)                       Identification Number)


17801 Georgia Avenue, Olney, Maryland  20832
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(Address of Principal Executive Offices)     (Zip Code)

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Registrant's telephone number, including area code:  (301) 774-6400
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Item 5. Other Events.
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                  By this Form 8-K, Sandy Spring Bancorp, Inc., parent of Sandy
Spring Bank, Olney, Maryland, reports that it has completed its analysis of the application of Statement of Financial Accounting Standards 147 ("SFAS 147") to its unidentified intangible assets that resulted from two separate branch acquisitions occurring in 1999 and 1996, and has determined that neither of the sets of assets and liabilities transferred in the two branch transactions meets the definition of a business for purposes of SFAS 147. Accordingly, Bancorp will continue to amortize these unidentifiable intangible assets without change in method. As of December 31, 2001, the net carrying amount of these unidentifiable intangible assets was $13,711,000 with a weighted average remaining life of 9.7 years

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SANDY SPRING BANCORP, INC.



                                              By:   /s/ Hunter R. Hollar
                                                    Hunter R. Hollar
                                                    President and
                                                    Chief Executive Officer

Dated : December 20, 2002